SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2002

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

This 8-K is being amended to include information in Exhibits 10.1, 10.2 and 10.3 previously omitted under a request for confidential treatment.

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.

10.1	1999-2008 Cold Drink Equipment Purchase Partnership Program for the United States between Coca-Cola Enterprises Inc. and The Coca-Cola Company, as amended and restated January 23, 2002.*
10.2	Cold Drink Equipment Purchase Partnership Program for Europe between Coca-Cola Enterprises Inc. and The Coca-Cola Export Corporation, as amended and restated January 23, 2002.*
10.3	1998-2008 Cold Drink Equipment Purchase Partnership Program for Canada between Coca-Cola Bottling Company and Coca-Cola Ltd., as amended and restated January 23, 2002.*
99	News Release of Coca-Cola Enterprises Inc. issued January 23, 2002.

*The filer has requested confidential treatment with respect to portions of this document.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: April 12, 2002	By: S/ E. LISTON BISHOP III E. Liston Bishop III Vice President and Deputy General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	1999-2008 Cold Drink Equipment Purchase Partnership Program for the United States between Coca-Cola Enterprises Inc. and The Coca-Cola Company, as amended and restated January 23, 2002.*
10.2	Cold Drink Equipment Purchase Partnership Program for Europe between Coca-Cola Enterprises Inc. and The Coca-Cola Export Corporation, as amended and restated January 23, 2002.*
10.3	1998-2008 Cold Drink Equipment Purchase Partnership Program for Canada between Coca-Cola Bottling Company and Coca-Cola Ltd., as amended and restated January 23, 2002.*
99	News Release of Coca-Cola Enterprises Inc. issued January 23, 2002.
*	The filer has requested confidential treatment with respect to portions of this document.